THE PARNASSUS INCOME FUNDS

Quarterly Report September 30, 2006

Investing with a Conscience

Parnassus Equity Income Fund
Parnassus Fixed-Income Fund
Parnassus California Tax-Exempt Fund

Parnassus Equity Income Fund–Investor Shares	(PRBLX)

Parnassus Equity Income Fund–Institutional Shares	(PRILX)

Parnassus Fixed-Income Fund	(PRFIX)

Parnassus California Tax-Exempt Fund	(PRCLX)

THE PARNASSUS INCOME FUNDS

November 3, 2006

DEAR SHAREHOLDER:

We are pleased to report it’s been a good quarter for the Parnassus Mutual Funds, with five out of our seven funds beating their benchmarks for the year-to-date as of September 30, 2006. This year has been a good year for our philosophy of buying good companies at reasonable prices. As a reminder, there are seven Parnassus Mutual Funds: the Parnassus Fund, Workplace Fund, Small-Cap Fund, Mid-Cap Fund, Equity Income Fund, Fixed-Income Fund and California Tax-Exempt Fund. We publish our shareholder reports in two different booklets: Parnassus Funds, with a blue cover, and Parnassus Income Funds, with a green cover. You can always see both our shareholder reports online at www.parnassus.com, and we’ve recently added our historical reports going back to 1997.

This is the first report written by both of us (Jerry and Stephen). As many of you know, we’ve been working over the past four years on a smooth management transition. Stephen has taken many of the duties on the operational side of the firm, including much of the marketing, and Jerry will continue managing funds and overseeing the investment team. We’re happy to report the transition is going exceptionally well.

Upcoming Dividends

With the recent investment gains realized by the funds, we will be declaring long-term capital gain dividends for many of the funds this year. The long-term capital gain dividends will occur on November 17, 2006, so if you’re planning to buy more shares in the funds in a non-IRA account, you should consider waiting until after this date to avoid recognizing taxable income on newly purchased shares as a result of the dividends. As we get close to November 17, 2006, the estimated capital gain dividends will appear on the Parnassus website.

The Parnassus Income Funds • September 30, 2006        1

Personnel Matters

We’re excited to announce that Matthew Gershuny has joined our investment team as a senior research analyst. Matt interned with us in 2005 while he was an MBA student at the University of Michigan. Matt has spent six years in investment research, working as a securities analyst for UBS Securities and SG Cowen, where he was a vice president of equity research. Matt originally hails from New York, and his passion for a certain baseball team from the Bronx causes occasional office debates with Ben Allen, our senior research analyst and die-hard baseball fan from Boston. Matt has a BA from Cornell University in addition to his MBA from Michigan. He’s on the board of Conservation Value, an environmental nonprofit group based in Berkeley, California, and is an active volunteer for a number of causes.

Andrea Reichert has also joined our investment team as a research analyst. Andrea is also our lead analyst on taking a look at the social profiles of our companies. She joined us as an intern in 2005. Before Parnassus, she was a program officer for the End Poverty Foundation, a California nonprofit facilitating microfinance loans, which are small loans to businesses in developing nations. Andrea is passionate about the outdoors, including mountaineering and fly fishing, and is a volunteer leader for Inner City Outings, a nonprofit organizing backpacking trips for San Jose youths. She has a BA from Colorado State University, Fort Collins.

While we have grown in assets and added new funds, we’ve also been investing in our team. We have added five research analysts to our investment team in the past two years. They have been great additions to Parnassus, helping us find good companies at good prices.

2        The Parnassus Income Funds • September 30, 2006

Staff Photo

Below you will find a photo of our staff. We thought you might find it interesting to see what the people who manage your money look like.

Seated (from left to right): Todd Ahlsten, Stephen Dodson, Jerome Dodson and Debra Early. Standing (from left to right): Nancy Reyes, Meredith Stanton, Sheila Alfaro, Christine Chau, Stephan Buu, Monika Mantri, Minh Bui, Georgina Salazar, Marc Mahon, Keith Bang, Ben Allen, Lori Keith, Marie Lee, Bill Fraser, Juanita Aguilera, Matt Gershuny, Pearle Lee, Stephanie Mahon and Thomas Tran.

As always, thank you for being an investor with Parnassus.

Yours truly,

Jerome L. Dodson	Stephen J. Dodson

President	Executive Vice President and Chief Operating Officer

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THE EQUITY INCOME FUND

As of September 30, 2006, the total return of the Equity Income Fund (Investor Shares) in the third quarter was 5.81%. This compares to a gain of 5.67% for the S&P 500 and 5.05% for the average equity income fund followed by Lipper, Inc. Since the start of the year, the Fund is up 10.31% versus a gain of 8.53% for the S&P and 10.51% for the Lipper Equity Income Fund Average.

Our longer-term performance is also excellent as the Fund’s five- and ten-year returns beat the S&P 500 and Lipper Equity Income Fund Average. We are proud of these strong results, and our team is working hard to maintain this performance.

The table below compares the performance of the Fund with the performances of the S&P 500 and the Lipper Equity Income Fund Average over four different time periods:

Average Annual Total Returns for periods ended September 30, 2006	One Year	Three Years	Five Years	Ten Years
EQUITY INCOME FUND–INVESTOR SHARES	12.05%	9.47%	8.89%	10.53%

S&P 500 Index	10.79%	12.29%	6.96%	8.58%

Lipper Equity Income Fund Average	11.74%	14.23%	8.40%	9.00%

Returns shown in the table are for the Fund’s Investor Shares. The total return for the Equity Income Fund –Institutional Shares from inception (April 28, 2006) was 3.29%. The performance of Institutional Shares will differ from that shown for the Investor Shares to the extent that the Classes do not have the same expenses or inception date. Returns presented for less than one year are not annualized. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do. On March 31,1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

4        The Parnassus Income Funds • Equity Income Fund

Third Quarter Recap

I was excited about the portfolio when the quarter began because we owned better than average businesses that traded at lower than average prices. In addition, I was comfortable with our overweight positions in technology, consumer products and healthcare. I felt the Fund’s holdings in these sectors had strong growth prospects, despite our outlook for a slower-growth economy. These sector allocations, combined with perceptive stock selections, drove our superior performance for the quarter.

This past quarter’s market performance reminded me of a typical San Francisco summer day: fog and darkness in the morning followed by sun and blue skies in the afternoon. The S&P 500 dropped 3.0% from June 30th to July 14th, as economic data indicated a slowing economy, shrinking corporate profits and higher interest rates. At the same time, tensions flared in the Middle East, pushing oil prices to record heights. Fortunately, just when it seemed the market was set for a sustained summer decline, investor sentiment changed and stocks began to rise. The catalyst for the rally was a string of strong second quarter earnings reports. Despite high oil prices and rising interest rates, the average S&P 500 company posted an impressive 12.9% second quarter earnings gain versus last year. At the same time, many companies projected continued earnings growth for the second half. These positive reports confirmed that our economy can weather the storm of rising interest rates and record oil prices. The Fund’s investments in technology, healthcare and financials reported strong results and boosted our return versus the S&P 500 Index.

After the mid-July rebound, the stock market moved higher during August as oil prices retreated from record levels due to better news from the Middle East. Economic data also show inflation was subsiding, which put a brake on rising interest rates that occurred in the first half of 2006. These developments pushed our consumer stocks higher as investors felt declining gas prices and lower interest rates would boost consumer confidence. Personal experience leads me to believe that consumers are starting to feel better about spending money. In early October, after an afternoon birthday BBQ for a former Parnassus intern near the Golden Gate Bridge, I went to the opening of the new San Francisco Centre. This mall, built by Westfield, is the largest urban shopping complex west of the Mississippi River. The place was absolutely packed with people, most of whom were clutching at least one shopping bag in hand. I walked into the atrium of the five-story complex and was amazed to see wall to wall shoppers. After going into a few stores, including Banana Republic, which is owned by one of our portfolio companies, The Gap, I took a break to take in the view. I was amazed to count more than 50 people a minute going between floors on the escalators. At that moment I realized that, at least in San Francisco, the U.S. consumer seems to be alive and well despite higher oil prices and a softening housing market.

As a result of the strong September rally led by consumer-related stocks, the Fund closed out the quarter with a 10.31% gain for the year-to-date, well ahead of the S&P’s 8.53% gain. We’re pleased with this performance.

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Strategy

After a strong 5.6% growth during the first quarter of 2006, the economy slowed to a 2.6% growth rate during the second quarter and probably grew around 2% during the third period. Clearly, high oil prices, rising interest rates and a weaker housing market are slowing growth.

Looking out a bit farther, the recent plunge in oil prices from $78 per barrel in July to $58 per barrel in early October should help boost the economy. In addition, the job market remains healthy, with the unemployment rate at 4.6%. However, we feel these positives will be offset by a weakening housing market. In the past I have expressed my concern about the housing market many times. The slump is now here. During August, median home prices fell in the U.S. for the first time since April of 1995. The inventory of unsold homes has climbed to 7.2 months versus 4.7 months a year ago, implying that houses are staying on the market longer. While long-term interest rates have fallen a bit recently, there is still a mountain of adjustable rate mortgage debt that will probably move higher over the next year or so. This issue will not only increase monthly payments for homeowners, but also put a lid on home equity cashed-out from refinancing. Home refinancing grew from $14 billion in 1995 to $244 billion last year, more than $2,000 per U.S. household. Since consumer spending accounts for approximately two-thirds of the country’s economic activity, less money in homeowners’ pockets should limit overall economic growth. As a result, while our team is not expecting a recession, we are looking for slow growth going forward.

6        The Parnassus Income Funds • Equity Income Fund

As of this writing, the S&P 500 looks slightly undervalued, trading at only 15.5 times 2007 estimated earnings. Our team has worked hard to find businesses that can grow their intrinsic values despite slower economic growth and a declining housing market. Based on this view, the Fund’s largest overweight positions remain in technology, healthcare and consumer products. We remain underweight in financials, housing-related stocks and energy companies. I’m very positive about the portfolio because we continue to own good businesses that trade at lower than average prices. The average return on equity for the Fund’s companies is 21.7% versus 20.3% for the S&P 500. In addition, our stocks trade at an average 12-month forward price-to-earnings (P/E) ratio of 14.8 versus 15.5 for the S&P 500. Our research team has worked hard and we hope to finish 2006 with another strong quarter.

Analysis

The Fund had only one stock that cost the NAV 8¢ or more during the quarter. This was Chemed, a company that provides hospice care services in its VITAS division and plumbing services in its Roto-Rooter unit. The stock sank 15% from our average cost of $38.06 to $32.26, clipping the NAV by 8¢. Chemed was confronted with lower than expected Medicare reimbursement for its end-of-life care services. I still like this business for its positive social impact and long-term growth prospects from an increasingly aging population.

We bought Chemed stock because we thought the reimbursement issue was a temporary setback. However, the company announced shortly after our purchase that it will take longer than expected to resolve the problem. We continue to hold the stock.

Seven stocks each added 8¢ or more to the NAV during the quarter. Our biggest winner was the world’s largest pharmaceutical company, Pfizer, which helped the NAV by 12¢ a share as the stock climbed 20.8% from $23.47 to $28.36. Several factors were at play here. Investors welcomed the news that Henry A. McKinnell Jr. was being replaced by Jeff Kindler. Pfizer’s stock fell by more than 40% during Mr. McKinnell’s five-year watch as CEO. The company introduced very few new block-buster drugs and growth slowed. Investors reacted positively to Mr. Kindler’s plan to reduce layers of management, cut costs and refocus the company’s research.

The stock was also helped by better than expected second quarter earnings, sparked by continued robust sales of the world’s largest selling drug, Pfizer’s Lipitor, a cholesterol-lowering agent. Fewer patients than expected switched to the generic version of Merck’s Zocor. Finally, Pfizer’s stock rose along with the entire drug industry, seen by investors as defensive holdings in a slow-growth economy.

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J.P. Morgan Chase added 11¢ to the NAV as its stock rose 11.8% from $42.00 to $46.96. The company reported record earnings for the second quarter, driven by a 52% profit increase in investment banking and strong results from its consumer finance business. CEO Jamie Dimon is doing a great job cutting costs and expanding the business.

Networking giant Cisco Systems rose 17.8% from $19.53 to $23.00, adding 10¢ to the NAV. The stock rose because the company continued to gain market share against its competitors, leading to better than expected results across all of its business lines. We are encouraged about Cisco’s long-term strategy, especially its plan to expand its newly acquired consumer business (set-top boxes).

Pharmaceutical and medical device company Baxter boosted the NAV by 9¢ as its stock soared 23.7% to $45.46 from $36.76. The company’s bioscience division reported very strong demand for its products that treat immune disorders and hemophilia. Sales were also strong for Baxter’s hemostasis therapies which help clamp damaged blood vessels.

Computer chip giant Intel Corporation climbed 8.5% from $18.95 to $20.57, and added 8¢ to the NAV. After several quarters of losing market share to key competitor AMD, Intel introduced several new chips during the second quarter that are helping the company regain market share. At the same time, Intel announced a significant cost-cutting program that should boost profits. Finally, after a slow start to the year, it seems personal computer sales were beginning to strengthen during the latter part of the third quarter.

Almost every day, I see a Sysco truck dropping off food and supplies to local markets and restaurants. Those trucks helped boost our performance as Sysco Corporation, the country’s largest foodservice distributor, increased the NAV by 8¢ during the quarter. The stock rose 9.5% to $33.45 from $30.56 on the wings of record sales in the second quarter. A new business review program is driving a big part of this momentum. During these meetings, Sysco reps review menu profitability to direct customers to higher margin food items. This is generating strong sales gains. Finally, falling oil prices are boosting the company’s profit outlook.

Procter & Gamble’s stock had a good quarter as its stock rose 11.5% during the quarter from $55.60 to $61.98 lifting the NAV by 8¢. The company’s 2005 merger with Gillette is going very well and the company expects earnings to grow 12-14% over the next year. Like Pfizer, P&G’s stock rose because of a sector rotation into stable businesses that can grow despite a slowing economy.

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Company Notes

The Gap is making real improvements in the way workers in overseas factories are treated. Best of all, Gap has committed to a very honest bi-annual report, opening its doors for scrutiny of its labor practices. Even labor groups working closely with Gap didn’t realize the company’s progress over the years, including the fact that Gap monitors 100% of their vendors’ facilities, part of what prompted the move toward detailed public reporting. CEO Paul Pressler notes in Gap’s first Sustainability Report that when he joined the company in 2002, one of the first things his daughter asked him was, “Doesn’t Gap use sweatshops?” We think that Gap has earned a better reputation because of their transparency and labor initiatives.

Doris and Dan Fisher opened the first Gap store on Ocean Avenue in San Francisco in 1969, the same year the first man walked on the moon and more than 400,000 people got drenched at Woodstock. That first store advertised “Levi’s, records and tapes,” and was built on a simple idea: make it easier to find a pair of Levi Strauss jeans. Gap is now one of the world’s largest specialty retailers, with more than 3,000 stores, more than 150,000 employees, and fiscal year 2005 revenues of $16 billion. Gap operates four brands — Gap, Banana Republic, Old Navy and Forth & Towne in the United States, the United Kingdom, Canada, France and Japan, with plans to launch online shoe sales this fall at Piperlime.com.

Another exciting launch is Gap’s participation in (Product) Red, an initiative led by U2’s Bono and Bobby Shriver. Gap will donate 50% of its profits from (Product) Red branded sales to the Global Fund to Fight AIDS, Tuberculosis and Malaria. Gap’s first item for (Product) Red was its iconic tee shirt, made in Africa from 100% African cotton, and an entire collection of Red-branded clothing will debut for the global launch this October. This is a great example of Gap’s commitment to having a positive impact on the world.

As always, thank you for investing in the Equity Income Fund

Yours truly,

Todd C. Ahlsten

Portfolio Manager

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THE FIXED-INCOME FUND

As of September 30, 2006, the net asset value per share (NAV) of the Fixed-Income Fund was $16.22, so after taking dividends into account, the total return for the quarter was 2.62%. This compares to a return of 3.61% for the average A-Rated bond fund followed by Lipper, and a return of 3.91% for the Lehman U.S. Government Credit Index.

While we underperformed during the third quarter, the Fund is still having a very good year, as we are up 5.86% versus a return of 2.61% for the Lipper A-Rated Bond Fund Average and 2.71% for the Lehman U.S. Government Credit Index. Our longer-term returns are also excellent. I’m pleased to report that our return for the one year period ended September 30, 2006, placed us #2 out of 170 funds in our category followed by Lipper*. In addition, the Fund’s three-, five- and ten-year returns beat the Lipper A-rated Bond Fund Average for every period.

The table below compares the performance of the Fund with the Lehman U.S. Government Credit Index and the average A-Rated bond fund followed by Lipper.

Average Annual Total Returns for periods ended September 30, 2006	One Year	Three Years	Five Years	Ten Years
FIXED-INCOME FUND	5.50%	3.58%	5.30%	5.94%

Lipper A-Rated Bond Fund Average*	3.02%	3.12%	4.57%	5.83%

Lehman U.S. Government Credit Index	3.33%	3.08%	4.96%	6.47%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman U.S. Government Credit Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

*	For the one-, three-, five- and ten-year periods ended September 30, 2006 based on the Lipper A-rated Bond Fund Average, the Parnassus Fixed-Income Fund placed #2 out of 170 funds, #39 out of 146 funds, #22 out of 108 funds and #27 out of 61 funds, respectively.

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Third Quarter Recap

While a 2.62% return is typically a good quarter for the Fixed-Income Fund, we underperformed our peers for the period. We had expected interest rates to rise because of inflation fears, so we played defense by overweighting the portfolio with short-term securities. Contrary to our expectation, several reports released during the summer showed inflation moderating. In response, the 10-year Treasury rate plunged from 5.15% to 4.64% during the quarter. Based on our defensive strategy, our duration was only 2.6 years versus 5.1 years for the Lehman U.S. Government Credit Index. As a reminder, duration essentially measures how much in percentage terms a bond price will move for a 1% change in interest rates. Furthermore, when interest rates fall, bond prices rise. As a result, our short duration bond portfolio underperformed our peers as interest rates fell during the quarter.

Portfolio Composition at September 30, 2006

(percentage of net assets)

Long-term Securities:
Electronics	7.5%
Long-term U.S. Government and Agency Securities	7.0%
Information Technology	6.5%
Biotechnology	4.3%
Natural Gas	2.0%
Financial Services	0.9%
Retail	0.8%
Short-term Securities:
Short-term U.S. Government Agency Securities	59.7%
Other Short-term investments and other assets and liabilities	11.3%

Portfolio characteristics and holdings are subject to change periodically.

Strategy

I continue to feel that long-term interest rates will move higher during the fourth quarter of 2006. There are still signs that inflation is a concern. The consumer price index minus food and energy rose 2.8% for the year ended August 31st. That level exceeds Federal Reserve Chairman Ben Bernanke’s “comfort zone” of a 1–2% increase. During an October 5th meeting in New York City, Federal Reserve Vice Chairman Donald Kohn remarked that, “in the current circumstances, the upside risks to inflation are of greater concern.” He went on to say that “further upward movements in inflation would be very adverse to the economy and would I think require policy actions.” I agree with Mr. Kohn’s analysis and feel inflation fears could push the 10-year Treasury back towards 5% from its current level of 4.64%.

Taking a longer-term view, it is interesting to note that in mid-1990s the consumer price index (CPI) including food and energy was rising at around 2.5% and the 10-year Treasury was approximately 6.5%, a 4.0% difference. Currently, the CPI has been increasing at 3.5% for much of the past year—but the 10-year Treasury rate is only at 4.63%, a difference of just over 1.0%. This historical analysis, combined with the comments from Mr. Kohn, indicate that rates should be higher given our current level of inflation.

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We plan to maintain our defensive strategy for at least the next three months, given relatively low long-term rates. In addition, with the Federal Funds rate at 5.25%, we can generate greater income from short-term bonds than from long-term maturities. That said, we are prepared to extend our duration when rates stabilize at higher levels. Our team is also looking for quality convertible bond securities to boost our return potential.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

12        The Parnassus Income Funds • Fixed-Income Fund

THE CALIFORNIA TAX-EXEMPT FUND

As of September 30, 2006, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.62. Taking dividends into account, the total return for the third quarter of 2006 was a gain of 2.41%. This compares to a gain of 3.33% for the average California municipal bond fund followed by Lipper, Inc. Since the beginning of the year, the Fund is up 2.36% versus a gain of 3.47% for the Lipper California Municipal Bond Fund Average. The average duration of the California Tax-Exempt Fund was 4.2 years during the quarter, versus 6.2 years for the Lehman Municipal Bond Index. Simply put, duration measures how much in percentage terms a bond price will move for a 1% change in interest rates.

Below you will find a table that compares our total average annual returns to various indices over the past one-, three-, five- and ten-year periods. The 30-day SEC yield for September 2006 was 3.14%.

Average Annual Total Returns for periods ended September 30, 2006	One Year	Three Years	Five Years	Ten Years
CALIFORNIA TAX-EXEMPT FUND	2.54%	2.03%	3.33%	4.85%

Lipper California Municipal Bond Fund Average	4.22%	4.51%	4.54%	5.30%

Lehman Municipal Bond Index	4.45%	4.37%	5.17%	5.90%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

Third Quarter Review

The Fund made a gain of 2.41% during the quarter because long-term interest rates declined from their peak in June. Over the last three months, the 10-year Treasury rate dropped from 5.15% to 4.64%. Since bond prices rise when rates decrease, our portfolio benefited from this move. Unfortunately, we did not keep pace with our peer funds, which gained even more during the quarter. We underperformed because we overweighted the portfolio with short duration bonds, which cushions the Fund from losses when rates increase, while forgoing some upside when rates fall.

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Outlook

For the first time since the summer of 2004, we have made it through a quarter without an increase by the Fed in the short-term interest rate. We applaud the Fed for pausing at 5.25%, which will give the economy a chance to absorb the last two years of rate hikes. This is prudent because there is typically a lag between rate increases and their dampening effects on economic growth. I think the Fed will leave the short-term rate at its current level over the next few months. However, I predict long-term rates will climb back toward 5% because of higher inflationary pressure.

I am concerned about inflation because of the effect of higher energy prices on the economy. The most recent government data indicate that energy prices grew at an alarming 15% clip for the year ending August 31. While energy accounts for just 9% of the consumer price index (CPI), I am concerned that elevated energy prices may lead to higher overall inflation. In light of this inflation view, I feel that long-term rates are still too low. Therefore, I will keep the portfolio’s duration short in anticipation of a rise in long-term interest rates.

Thank you for investing in the Fund.

Yours truly,

Ben Allen

Portfolio Manager

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THE EQUITY INCOME FUND

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
515,000	Apache Corp.	$32,548,000	$63.20	3.9%
1,500,000	Intel Corp.	30,855,000	20.57	3.7%
650,000	J.P. Morgan Chase & Co.	30,524,000	46.96	3.7%
900,000	Sysco Corp.	30,105,000	33.45	3.6%
525,000	Canon Inc. (ADR)	27,452,250	52.29	3.3%
400,000	Proctor & Gamble Co.	24,792,000	61.98	3.0%
2,050,000	The ServiceMaster Co.	22,980,500	11.21	2.8%
500,000	AFLAC Inc.	22,880,000	45.76	2.8%
300,000	United Parcel Service Inc.	21,582,000	71.94	2.6%
250,000	International Business Machines Corp.	20,485,000	81.94	2.5%
975,150	Electro Scientific Industries Inc.	20,088,090	20.60	2.4%
600,000	Tower Group Inc.	20,010,000	33.35	2.4%
700,000	Pfizer Inc.	19,852,000	28.36	2.4%
850,000	Cisco Systems Inc.	19,550,000	23.00	2.4%
250,000	3M Co.	18,605,000	74.42	2.3%
500,000	WD-40 Co.	17,835,000	35.67	2.2%
229,000	Sigma-Aldrich Corp.	17,328,430	75.67	2.1%
315,000	McKesson Corp.	16,606,800	52.72	2.0%
850,000	The Gap Inc.	16,107,500	18.95	1.9%
225,000	Amgen Inc.	16,094,250	71.53	1.9%
625,000	Foot Locker Inc.	15,781,250	25.25	1.9%
275,000	Target Corp.	15,193,750	55.25	1.8%
450,000	Chemed Corp.	14,517,000	32.26	1.8%
400,000	Wells Fargo & Co.	14,472,000	36.18	1.8%
275,000	SLM Corp.	14,294,500	51.98	1.7%
300,000	Rohm & Hass Co.	14,205,000	47.35	1.7%
500,000	Southern Union Co.	13,205,000	26.41	1.6%
155,000	Genentech Inc.	12,818,500	82.70	1.6%
475,000	IMS Health Inc.	12,654,000	26.64	1.5%
225,000	Teleflex Inc.	12,519,000	55.64	1.5%
275,000	Baxter International Inc.	12,501,500	45.46	1.5%
300,000	Qualcomm Inc.	10,905,000	36.35	1.3%
675,000	Tuesday Morning Corp.	9,369,000	13.88	1.1%
230,000	ONEOK Inc.	8,691,700	37.79	1.1%
215,000	Northwest Natural Gas Co.	8,445,200	39.28	1.0%
347,000	Steris Corp.	8,348,820	24.06	1.0%
350,000	Seagate Technology	8,081,500	23.09	1.0%
300,000	Cedar Fair, LP	7,893,000	26.31	1.0%
250,000	Otter Tail Corp.	7,310,000	29.24	0.9%
125,000	Valero Energy Corp.	6,433,750	51.47	0.8%
150,000	Energen Corp.	6,280,500	41.87	0.8%
100,000	Harley-Davidson Inc.	6,275,000	62.75	0.8%

The Parnassus Income Funds • September 30, 2006        15

THE EQUITY INCOME FUND

Summary Portfolio as of September 30, 2006 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
200,000	Dentsply International Inc.	$6,022,000	$30.11	0.7%
134,800	Graco Inc.	5,265,288	39.06	0.6%
200,000	Ross Stores Inc.	5,082,000	25.41	0.6%
275,000	Applied Materials Inc.	4,875,750	17.73	0.6%
500,000	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	4,800,000	9.60	0.6%
100,000	Fiserv Inc.	4,709,000	47.09	0.6%
73,700	Invitrogen Corp.	4,673,317	63.41	0.6%
150,000	Baldor Electric Co.	4,624,500	30.83	0.6%
70,000	Johnson & Johnson	4,545,800	64.94	0.6%
150,000	Avocent Corp.	4,518,000	30.12	0.5%
100,000	XTO Energy Inc.	4,213,000	42.13	0.5%
200,000	Plantronics Inc.	3,506,000	17.53	0.4%
100,000	Patterson Cos., Inc.	3,361,000	33.61	0.4%
125,000	Symantec Corp.	2,660,000	21.28	0.3%
75,000	Autodesk Inc.	2,608,500	34.78	0.3%
75,000	Coach Inc.	2,580,000	34.40	0.3%
50,000	McCormick & Co., Inc.	1,899,000	37.98	0.2%
200,000	TIBCO Software Inc.	1,796,000	8.98	0.2%
42,200	HCC Insurance Holdings Inc.	1,387,536	32.88	0.2%
50,000	Cytyc Corp.	1,224,000	24.48	0.1%
25,000	Hyperion Solutions Corp.	862,000	34.48	0.1%
25,000	eBay Inc.	709,000	28.36	0.1%

	Total common stocks	$762,397,481		92.2%

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
10,000,000	Agere Systems Inc. 6.500%, due 12/15/2009	$10,025,000	$100.25	1.2%
9,586,000	Mentor Graphics Corp. 7.130%, due 08/06/2023	9,777,720	102.00	1.2%
4,000,000	ExpressJet Holdings Inc. 4.250%, due 08/01/2023	3,595,000	89.88	0.4%

	Total convertible bonds	$23,397,720		2.8%

16        The Parnassus Income Funds • September 30, 2006

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Preferred Stocks	Market Value	Per Share	Percent of Net Assets
55,439	First Republic Preferred Capital Corp. Preferred 8.875%, Series B, callable 12/30/06	$1,441,414	$26.00	0.2%
55,000	Zions Capital Trust B Preferred 8.000%, callable 09/01/07	1,415,700	25.74	0.2%

	Total preferred stocks	$2,857,114		0.4%

	Total long-term investments	$788,652,315		95.4%
	Total short-term securities	$30,597,158		3.7%
	Other assets and liabilities	$7,056,017		0.9%

	Total net assets	$826,305,490		100.0%

	Net asset value as of September 30, 2006
	Investor shares	$26.22
	Institutional shares	$26.25

The Parnassus Income Funds • September 30, 2006        17

THE FIXED-INCOME FUND

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
30,000	ONEOK Inc.	$1,133,700	$37.79	2.0%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
2,500,000	Cisco Systems Inc. 5.500%, due 02/22/2016	$2,519,882	$100.80	4.5%
2,500,000	Genentech Inc. 4.750%, due 07/15/2015	2,400,872	96.03	4.3%
500,000	Wells Fargo Financial Inc. 6.850%, due 07/15/2009	519,781	103.96	0.9%
500,000	Goldman Sachs Group Inc. 6.650%, due 05/15/2009	518,427	103.69	0.9%
500,000	Bank One Corp. 6.000%, due 02/17/2009	508,522	101.70	0.9%
400,000	Target Corp. 7.500%, due 08/15/2010	432,419	108.10	0.8%

	Total corporate bonds	$6,899,903		12.3%

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
3,500,000	Intel Corp. 2.950%, due 12/15/2035	$3,128,125	$89.38	5.6%
1,000,000	Maxtor Corp. 6.800%, due 04/30/2010	1,103,750	110.38	2.0%
1,000,000	Cymer Inc. 3.500%, due 02/15/2009	1,033,750	103.38	1.9%

	Total convertible bonds	$5,265,625		9.5%

18        The Parnassus Income Funds • September 30, 2006

Summary Portfolio as of September 30, 2006 (unaudited)

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Fannie Mae 5.125%, due 04/22/2013	$2,953,737	$98.46	5.3%
1,000,000	Federal Home Loan Bank System 5.000%, due 05/28/2015	972,487	97.25	1.7%

	Total U.S. government agency bonds	$3,926,224		7.0%

	Total long-term investments	$17,225,452		30.8%
	Total short-term securities	$37,405,256		67.0%
	Other assets and liabilities	$1,173,826		2.2%

	Total net assets	$55,804,534		100.0%

	Net asset value as of September 30, 2006	$16.22

The Parnassus Income Funds • September 30, 2006        19

THE CALIFORNIA TAX-EXEMPT FUND

Summary Portfolio as of September 30, 2006 (unaudited)

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Net Assets
1,100,000	California State Department of Water Resources 5.500%, due 05/01/2009	$1,153,141	$104.83	6.2%
1,000,000	California State Public Works Board 5.375%, due 10/01/2013	1,094,330	109.43	5.9%
1,000,000	State of California 6.600%, due 02/01/2009	1,066,960	106.70	5.8%
1,000,000	San Francisco City & County Airports Commission 5.000%, due 05/01/2010	1,051,690	105.17	5.7%
1,000,000	ABAG Finance Authority for Nonprofit Corps 4.250%, due 11/15/2012	1,024,310	102.43	5.5%
960,000	California State Public Works Board 5.500%, due 12/01/2009	1,016,304	105.87	5.5%
910,000	California Statewide Communities Development Authority 4.500%, due 08/01/2010	921,429	101.26	5.0%
860,000	Rialto Redevelopment Agency 4.000%, due 09/01/2007	859,957	100.00	4.6%
800,000	State of California 5.000%, due 07/01/2016	846,232	105.78	4.6%
700,000	State of California 6.100%, due 10/01/2009	749,826	107.12	4.0%
600,000	La Quinta Redevelopment Agency Tax Allocation 7.300%, due 09/01/2011	700,506	116.75	3.8%
625,000	San Mateo Redevelopment Agency 4.200%, due 08/01/2023	629,556	100.73	3.4%
500,000	California Infrastructure & Economic Development Bank 5.000%, due 10/01/2012	540,220	108.04	2.9%
500,000	Loma Linda Hospital 4.500%, due 12/01/2018	499,510	99.90	2.7%
450,000	Los Altos School District 5.250%, due 08/01/2010	478,935	106.43	2.6%
450,000	Morgan Hill Unified School District 4.900%, due 08/01/2013	477,288	106.06	2.6%
440,000	Los Angeles Unified School District 5.500%, due 07/01/2013	471,544	107.17	2.5%
450,000	Linda Fire Protection District 4.400%, due 05/01/2014	450,747	100.17	2.4%

20        The Parnassus Income Funds • September 30, 2006

Summary Portfolio as of September 30, 2006 (unaudited)

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Net Assets
410,000	Sacramento City Unified School District 5.750%, due 07/01/2017	$442,247	$107.87	2.4%
425,000	Rialto Redevelopment Agency 4.500%, due 09/01/2013	437,129	102.85	2.4%
415,000	Loma Linda Hospital 4.850%, due 12/01/2010	436,489	105.18	2.4%
395,000	County of San Diego 5.000%, due 09/01/2008	403,923	102.26	2.2%
350,000	Arvin Union School District 3.610%, due 12/01/2039	350,000	100.00	1.9%
300,000	California Health Facilities Financing Authority 5.000%, due 07/01/2009	309,351	103.12	1.7%
260,000	San Francisco Bay Area Transit Financing Authority 5.250%, due 07/01/2013	270,551	104.06	1.5%
250,000	Los Angeles County Metropolitan Transportation Authority 5.000%, due 07/01/2013	258,968	103.59	1.4%
250,000	Alameda Public Financing Authority 3.610%, due 05/15/2035	250,000	100.00	1.3%
215,000	California State Department of Water Resources 5.125%, due 12/01/2016	224,690	104.51	1.2%
200,000	City of Los Angeles 5.000%, due 06/01/2011	207,032	103.52	1.1%
200,000	Sweetwater Union High School District 4.250%, due 09/01/2017	200,214	100.11	1.1%
185,000	California State Department of Water Resources 5.125%, due 12/01/2016	192,472	104.04	1.0%

	Total municipal bonds	$18,015,551		97.3%

	Total short-term securities	$339,231		1.8%
	Other assets and liabilities	$170,072		0.9%

	Total net assets	$18,524,854		100.0%

	Net asset value as of September 30, 2006	$16.62

The Parnassus Income Funds • September 30, 2006        21

THE PARNASSUS INCOME FUNDS
Investing with a Conscience

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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